Filed Pursuant to Rule 497(a)

Registration No. 333-189817

Rule 482ad

Apollo Investment Corporation (“AINV”), a closed-end, non-diversified investment company that has elected to be treated as a business development company (BDC), has asked Barclays and Citigroup to organize a series of fixed income investor meetings commencing on February 17, 2015. AINV has a market cap of approximately $1.8 billion and invests primarily in various forms of debt investments, including secured and unsecured debt, loan investments and/or equity in private middle-market companies. AINV is externally managed by Apollo Investment Management, L.P., an affiliate of Apollo Global Management, LLC (together with its consolidated subsidiaries, “Apollo”). Apollo is a leading global alternative investment manager, managing approximately $160 billion in assets as of December 31, 2014. AINV has senior unsecured ratings of BBB (Negative) / BBB (Stable) from S&P and Fitch, respectively.* A capital markets transaction may follow, subject to market conditions.

Meeting Schedule:

Telephonic meetings are available Tuesday, February 17 and Thursday, February 19

Wednesday, February 18 – New York, NY

AINV will be represented by:

Ted Goldthorpe – President, Apollo Investment Corporation; Chief Investment Officer, Apollo Investment Management, L.P.

Greg Hunt – Chief Financial Officer, and Treasurer, Apollo Investment Corporation

Investors are advised to carefully consider the investment objective, risks, charges and expenses of AINV before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the SEC, which will contain this and other information about AINV and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, when available, and in this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of AINV and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies may be obtained from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (Tel: 888-603-5847) or Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (Tel: 800-831-9146).

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.